INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Taxes [Abstract]
Fair value through other comprehensive income	$ 36	$ 37	$ (119)
Net investment hedges	30	(17)	18
Cash flow hedges	(10)	(26)	86
Equity accounted investments	1	0	1
Insurance finance reserve	(8)	(10)	22
Pension plan actuarial changes	7	10	16
Total tax expense (recovery) in other comprehensive income	$ 56	$ (6)	$ 24